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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                      1-16455                 76-0655566
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


          1111 LOUISIANA STREET
             HOUSTON, TEXAS                                        77002
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 5.  OTHER EVENTS.

      (a) Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s press release dated June 13, 2003.

      (b) Attached hereto as Exhibit 99.2 and incorporated by reference herein is the text of Reliant Resources, Inc.'s press release dated June 17, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)         Exhibits.

99.1     Press Release issued by Reliant Resources, Inc. dated June 13, 2003.

99.2     Press Release issued by Reliant Resources, Inc. dated June 17, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RELIANT RESOURCES, INC.
                                               (Registrant)



Date: June 18, 2003                       By: /s/ Thomas C. Livengood
                                              ---------------------------------
                                              Thomas C. Livengood
                                              Vice President and Controller

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                                  EXHIBIT INDEX

Exhibit
Number   Exhibit Description
------   -------------------

99.1     Press Release issued by Reliant Resources, Inc. on June 13, 2003.

99.2     Press Release issued by Reliant Resources, Inc. on June 17, 2003.